Statutory Prospectus Supplement dated March 12, 2019

The purpose of this supplement is to provide you with changes to the current Statutory Prospectus for Class A, Class C, Class R and Class Y shares of the Invesco Oppenheimer SteelPath MLP & Energy Infrastructure Fund.

The following information replaces the first sentence in the first paragraph under “Other Information – Dividends and Distributions” in the prospectus for the Fund:

“The Fund expects, based on its investment objective and strategies, that its distributions, if any, may consist of dividend income, return of capital and capital gains.”

O-SPMEI-PRO-1-SUP-1